EATON VANCE HIGH INCOME OPPORTUNITIES FUND

Supplement to Prospectus dated March 1, 2024

Effective immediately:

1.       The following replaces “High Income Opportunities Fund” under “Management and Organization”:

High Income Opportunities Fund. Under its investment advisory agreement with the Fund, Eaton Vance is entitled to receive an advisory fee equal to the aggregate of a daily asset-based fee and a daily income-based fee. Asset-based fees are based on total daily net assets of the Fund that are not invested in other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee. Income-based fees are based on total daily gross income of the Fund that is not derived from other investment companies for which the Adviser or its affiliates (i) serves as adviser and (ii) receives an advisory fee. The fees are applied on the basis of the following categories:

Category	Total Daily Net Assets	Annual Asset Rate	Daily Income Rate
1	Up to $500 million	0.300%	3.000%
2	$500 million but less than $1 billion	0.275%	2.750%
3	$1 billion but less than $1.5 billion	0.250%	2.500%
4	$1.5 billion but less than $2 billion	0.225%	2.250%
5	$2 billion but less than $3 billion	0.200%	2.000%
6	$3 billion and over	0.175%	1.750%

For the fiscal year ended October 31, 2023, the Fund incurred no such advisory fees.

Eaton Vance and BMR have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.95% for Class A shares, 1.70% for Class C shares, 0.70% for Class I shares and 0.62% for Class R6 shares. This expense reimbursement will continue through March 1, 2025. Any amendment to or termination of this reimbursement would require approval of the Board of Trustees. Amounts reimbursed may be recouped by Eaton Vance and BMR during the same fiscal year to the extent actual expenses are less than any contractual expense cap in place during such year.

March 13, 2024	43507 3.13.24